SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☑	Definitive Additional Materials
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Unisys Corporation

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2011

UNISYS CORPORATION	Meeting Information
Meeting Type:          Annual Meeting
For holders as of:   February 28, 2011
Date:   April 27, 2011                Time: 9:30 AM EDT
Location:   Philadelphia Marriott West
                    111 Crawford Avenue
                    West Conshohoken, PA 19428
For meeting directions, please access website:
www.unisys.com/investor

You are receiving this communication because you hold shares in Unisys Corporation and the materials you should review before you cast your vote are now available.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF 2011 ANNUAL MEETING AND PROXY STATEMENT    2010 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2011 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  available and follow the instructions. Internet voting is available until 11:59 p.m. Eastern Time the day before the cut-off or annual meeting date.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES 1. Election of Directors

Nominees:
1a.	J. Edward Coleman

1b.	James J. Duderstadt

1c.	Henry C. Duques

1d.	Matthew J. Espe

1e.	Denise K. Fletcher

1f.	Leslie F. Kenne

1g.	Charles B. McQuade

1h.	Paul E. Weaver
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 2, 3 AND 4
2.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2011

3.	Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 72,000,000 to 100,000,000

4.	Advisory vote on executive compensation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR”
5.	Advisory vote on the frequency of holding an advisory vote on executive compensation
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.